Exhibit 10.1
                                                                    ------------

                           MAXCOR FINANCIAL GROUP INC.

                             2002 STOCK OPTION PLAN

                16(A) OFFICER NONQUALIFIED STOCK OPTION AGREEMENT



Name of Optionee:                   [Name of Officer]
----------------

Optioned Shares:                    ____________ (_____) shares of the common
---------------                     stock, $.001 par value, of Maxcor Financial
                                    Group Inc. ("Shares")

Per Share Option Price:             $_______
----------------------

Option Grant Date:                  _________________, 2004
-----------------

Date Stock Option
-----------------
Becomes Exercisable:                _____ Shares, on _______________, 2005
-------------------
                                    _____ Shares, on ________________, 2006

                                    _____ Shares, on ________________, 2007

                                    _____ Shares, on ________________, 2008

Termination Date:                   _____________, 2014 (or upon such earlier
----------------                    date as specified in the Plan in the event
                                    of an earlier termination of employment)

                              Page 31 of 51 Pages

         This Stock Option Agreement (this "Agreement") is executed and delivered as of the Option Grant Date by and between Maxcor Financial Group Inc. (the "Company") and the Optionee, currently an officer of the Company who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Optionee and the Company hereby agree as follows:

1. The Company, pursuant to the Company's 2002 Stock Option Plan, as amended (the "Plan"), which is incorporated herein by reference, and subject to the terms and conditions thereof, hereby grants to the Optionee an option to purchase the Optioned Shares (the "Option") at the Per Share Option Price.

2.       The Option granted hereby is a nonqualified stock option.

3. The Option granted hereby shall terminate, subject to the provisions of the Plan, no later than at the close of business on the Termination Date.

4. The Optionee shall comply with and be bound by all the terms and conditions contained in the Plan.

5. Payment by the Optionee of the aggregate Per Share Option Price may be made (i) in cash and/or (ii) if at the time of exercise the Optionee is still subject to the reporting requirements of Section 16(a) of the Exchange Act, through the surrender of Shares previously acquired and owned by the Optionee for at least six (6) months and having a Fair Market Value (as defined in the Plan) equal to the portion of the aggregate Per Share Option Price being paid thereby. In addition, if in existence and maintained at the time of exercise, such payment may be made through a cashless exercise procedure established by the Company with a broker-dealer. Exercises in cash shall be made by wire transfer or certified or official bank check or, with the consent of an authorized officer of the Company, by personal check.

6. Options granted hereby shall not be transferable except (i) by will or the laws of descent and distribution, or (ii) as specifically provided in this Section 6. The Optionee may transfer nonqualified stock options to members of his or her Immediate Family (as defined below) if the Optionee does not receive any consideration for the transfer and the transferee agrees to be bound by this Agreement. "Immediate Family" means children, grandchildren and spouse of the Optionee or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners. During the lifetime of the Optionee, the Option may be exercised only by the Optionee, the guardian or legal representative of the Optionee, or a permitted transferee under this Section 6 (such persons, together with any beneficiaries and the estate of the Optionee, the "Permitted Transferees").

7. Notwithstanding any provision to the contrary contained herein or in the Plan, if the Optionee's employment with the Company or any of its subsidiaries (each, a "Subsidiary") is terminated under circumstances constituting Cause (as defined in the Plan) or if, during the period of

                              Page 32 of 51 Pages
         the Optionee's employment with the Company or a Subsidiary, the Optionee engages in Injurious Conduct (as herein defined) then, unless otherwise determined by the Compensation Committee of the Company's Board of Directors (the "Committee"):

                  (i) all outstanding Options held by the Optionee (and/or, if applicable, any Permitted Transferees) as of the date of such termination or the discovery of such conduct shall terminate and be forfeited;

                  (ii) the Optionee (and/or, if applicable, any Permissible Transferees) shall (a) sell back to the Company all Shares that are held, as of the date of such termination or the discovery of such conduct, by the Optionee (and/or, if applicable, any Permitted Transferees) and that were acquired upon exercise of the Option on or after the date which is 180 days prior to the date of such termination or the discovery of such conduct (Shares so acquired, the "Acquired Shares"), for a per share price equal to the Per Share Option Price of the Option, and (b) to the extent such Acquired Shares have previously been sold or otherwise disposed of by the Optionee (and/or, if applicable, by any Permitted Transferees), repay to the Company the excess of the aggregate Fair Market Value (as defined in the Plan) of such Acquired Shares on the date of such sale or disposition over the aggregate Per Share Option Price with respect to the Acquired Shares.

                  For purposes of the preceding clause (ii)(b) of this Section 7, the amount of the repayment described therein shall not be affected by whether the Optionee (and/or, if applicable, any Permitted Transferees) received such Fair Market Value with respect to such sale or other disposition, and repayment may, without limitation, be effected, at the discretion of the Company, by means of offset against any amount owed by the Company to the Optionee or, if applicable, any Permitted Transferees.

                  "Injurious Conduct" for purposes of this Agreement shall mean
         (i) the Optionee's fraud, misappropriation or dishonesty in connection with Optionee's position or employment arrangement, (ii) conduct by the Optionee that is in material competition with the Company or any Subsidiary or (iii) conduct by the Optionee that breaches Optionee's duty of loyalty to the Company or any Subsidiary or that is materially injurious (monetarily or otherwise) to the Company or any Subsidiary.

8. Notwithstanding any provision to the contrary contained herein or in the Plan, in any instance where the exercisability of the Option extends past the date of termination of the Optionee's employment with the Company or any Subsidiary, the right of the Optionee to continued exercisability shall be forfeited if, in the determination of the Committee, the Optionee at any time within such remaining period of exercisability engages in any of the conduct described in clauses (ii) or (iii) of the definition of Injurious Conduct in Section 7 above.

9. If the Optionee is resident in the United States, payment of the minimum federal, state, local or other withholding tax requirements related to the exercise by the Optionee of the Option granted hereby

                              Page 33 of 51 Pages
         may be satisfied, if at the time of exercise the Optionee is still subject to the reporting requirements of Section 16(a) of the Exchange Act, by the Optionee either (i) electing to have the Company withhold from the Shares to be delivered upon such exercise a number of Shares equal in Fair Market Value to such minimum tax withholding requirement or (ii) surrendering to the Company a number of Shares previously acquired and owned by the Optionee for at least six (6) months and having a Fair Market Value equal to such minimum tax withholding requirement.

10. The obligation of the Company to sell and deliver any Shares under the Option is specifically subject to all applicable laws, rules, regulations and governmental and stockholder approvals. Nothing herein shall require the Company to effect registration of any Shares under either federal or state securities laws.

11. Any notice by the Optionee to the Company hereunder shall be in writing and shall be deemed duly given only upon receipt thereof by the Company (Attn: General Counsel) at its principal offices. Any notice by the Company to the Optionee shall be in writing and shall be deemed duly given if mailed to the Optionee at the address last specified to the Company by the Optionee.

12. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

13. This Agreement shall inure to the benefit of and be binding upon the Optionee and the heirs, executors and Permitted Transferees, if any, of the Optionee.

14. This Agreement shall not become effective unless and until countersigned by the Optionee and returned to the Company.

         This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are also provisions of this Agreement. If there is a difference or conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan will govern, provided that no provisions of the Plan shall be deemed an enlargement of any benefits or rights of the Optionee under this Agreement. By signing this Agreement, the Optionee accepts and agrees to all of the foregoing terms and provisions and to all of the terms and provisions of the Plan incorporated herein by reference and confirms that he or she has received a copy of the Plan and the related prospectus.

                              Page 34 of 51 Pages

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized representative and the Optionee has hereunto set his or her hand as of the Option Grant Date.

                                    MAXCOR FINANCIAL GROUP INC.




                                    By:
                                        ----------------------------------------
                                        Gilbert D. Scharf
                                        President




                                    --------------------------------------------
                                                [Name of Optionee]

                              Page 35 of 51 Pages